EXHIBIT 10.79

CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED. SUCH EXCLUDED INFORMATION HAS BEEN MARKED WITH “[***]”.

AMENDMENT NO. 3

This Amendment No. 3 (the “Amendment”) to the Strategic Collaboration Agreement dated July 31, 2015, as previously amended by Amendment No. 1 dated October 18, 2018, and Amendment No. 2 dated April 30, 2020 (the “Agreement”), is made by and between

(1)	ASTRAZENECA AB, a company incorporated in Sweden under no. 556011-7482 with its registered office at SE-151 85 Södertälje, Sweden (“AstraZeneca”) and

(2)	IONIS PHARMACEUTICALS, INC., a Delaware corporation, (formally known as Isis Pharmaceuticals, Inc.) having its principal place of business at 2855 Gazelle Court, Carlsbad, California 92010 (“Ionis”),

and is made effective as of December 17, 2020 (the “Amendment Effective Date”).

Recitals

WHEREAS, the Parties desire to amend the Agreement to extend the Disease Research Term.

NOW, THEREFORE, in consideration of the mutual covenants contained in this Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties, intending to be legally bound, agree as follows:

Agreement

1.	Definitions

Any capitalized term not separately defined in this Amendment shall have the meaning ascribed to it in the Agreement.

2.	Modifications

Section 1.3.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“1.3.2. Disease Research Term. The term for the conduct of the Disease Research Program will begin on the Effective Date and will end on the [***] anniversary of the Effective Date (the “Disease Research Term”).”

3.	Amendment Effective Date

This Amendment shall become effective on the Amendment Effective Date.

4.	Entire Agreement

The Agreement together with this Amendment constitutes the entire agreement between the Parties with respect to the subject matter of the Agreement. The Agreement together with this Amendment supersedes all prior agreements, whether written or oral, with respect to the subject matter of the Agreement. Each Party confirms that it is not relying on any representations, warranties, or covenants of the other Party except as specifically set out in the Agreement or this Amendment. Nothing in this Amendment is intended to limit or exclude any liability or fraud. The Parties hereby agree that subject to the modifications specifically stated in this Amendment, all other terms and conditions of the Agreement shall remain in full force and effect.

Execution

THIS AMENDMENT IS EXECUTED by the authorized representatives of the Parties as of the date first written above.

ASTRAZENECA AB (publ.)		IONIS PHARMACEUTICALS, INC.

Signature:	/s/ Regina Fritsche Danielson	Signature:	/s/ Brett Monia

Name:	Regina Fritsche Danielson	Name:	Brett Monia

Title:	SVP and Head of Research and	Title:	CEO
Early Development, Cardiovascular,
Renal and Metabolism